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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  -------------



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 1998
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                       Pioneer-Standard Electronics, Inc.
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        (Exact name of registrant as specified in its charter)


    Ohio                           0-5734                 34-0907152
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(State or other                 (Commission            (I.R.S. Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)

     4800 East 131st Street, Cleveland, Ohio                 44108
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      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:   (216) 587-3600
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     Item 5.   Other Events.
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               The Company issued a news release on March 3, 1998, a copy of which is filed as Exhibit 99.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.
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          (c)  Exhibits.

               99   News Release dated March 3, 1998, from the Company.

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                                   SIGNATURE
                                   ---------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PIONEER-STANDARD ELECTRONICS, INC.


Date:     March 3, 1998                 By:  /s/John V. Goodger
                                             -----------------------------
                                             John V. Goodger
                                             Vice President and Treasurer

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                                 EXHIBIT INDEX
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Exhibit   Description of Exhibit
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99        News Release dated March 3, 1998
          from the Company